UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-1685

Name of Registrant: Vanguard Morgan Growth Fund

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2008 September 30, 2009

Item 1: Reports to Shareholders

Vanguard Morgan™ Growth Fund
Annual Report

September 30, 2009

> For the volatile 12 months ended September 30, 2009, Vanguard Morgan Growth Fund returned –4.27% for Investor Shares and –4.09% for Admiral Shares.

> The fund lagged the return of its benchmark, the Russell 3000 Growth Index, as well as the average return of multi-capitalization growth funds.

> The fund has outperformed both its benchmark and the average return of multi-cap growth funds over the past decade.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisors’ Report	8
Results of Proxy Voting	14
Fund Profile	15
Performance Summary	16
Financial Statements	18
Your Fund’s After-Tax Returns	33
About Your Fund’s Expenses	34
Glossary	36

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.)

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2009
			Ticker	Total
			Symbol	Returns
Vanguard Morgan Growth Fund
Investor Shares			VMRGX	–4.27%
Admiral™ Shares[1]			VMRAX	–4.09
Russell 3000 Growth Index				–2.19
Multi-Cap Growth Funds Average[2]				–3.19

Your Fund’s Performance at a Glance
September 30, 2008–September 30, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Morgan Growth Fund
Investor Shares	$15.15	$14.32	$0.140	$0.000
Admiral Shares	47.03	44.42	0.522	0.000

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
2 Derived from data provided by Lipper Inc.

President’s Letter

Dear Shareholder,

The fiscal year covered in this report was an extremely turbulent time for the U.S. stock market. During the first half of the year, stocks suffered some of their worst returns on record. Starting in mid-March, the market began to rally. Despite the strong second-half rebound, the gains weren’t enough to make up for the dramatic losses of the first several months.

For the 12 months ended September 30, 2009, Vanguard Morgan Growth Fund returned –4.27% for Investor Shares and –4.09% for Admiral Shares. The fund trailed its benchmark, the Russell 3000 Growth Index, which returned –2.19%. The fund also lagged behind the average return of multi-cap growth funds for the period.

If you own Morgan Growth Fund in a taxable account, you may wish to review our report on the fund’s after-tax returns on page 33.

After a precipitous fall, stock markets rebound
In recent months, the financial markets have performed so strongly that it’s almost hard to remember that less than a year ago the global financial system stood on the brink of collapse. Since then, markets have pulled back from the abyss. Although unemployment remains near generational highs, and the prospects of a robust recovery seem dim, the global economy has begun to grind into gear.

Reminders of the markets’ dark days are nevertheless apparent in the index returns for both the past 12 months and the past three years. Over both periods, U.S. stocks recorded negative returns. Global stocks did better over the past 12 months, recouping their late-2008 losses thanks to general strength in developed economies and a powerful rally in emerging markets. Over the past three years, however, international stocks posted a modestly negative return.

The bond market’s turnabout has been equally dramatic
The stock market’s collapse and recovery echo even more dramatic developments in the bond market. At the end of 2008, as the credit markets nearly ceased to function, the difference between the yields of corporate bonds and U.S. Treasury bonds spiked to levels last seen during the Great Depression.

The Federal Reserve and its central bank counterparts around the world responded with aggressive monetary stimulus efforts, while global governments opened the fiscal taps. Investors first tiptoed, then stampeded, back into the market, boosting bond prices and bringing down yields. Over the past 12 months, taxable U.S. bonds returned more than 10%; municipal securities did even better, returning almost 15%, as measured by the Barclays Capital Municipal Bond Index.

The Fed’s rescue campaign has imposed a heavy price on short-term savings vehicles such as money market funds.

Market Barometer
		Average Annual Total Returns
		Periods Ended September 30, 2009
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	–6.14%	–5.10%	1.49%
Russell 2000 Index (Small-caps)	–9.55	–4.57	2.41
Dow Jones U.S. Total Stock Market Index	–5.83	–4.58	1.93
MSCI All Country World Index ex USA (International)	6.43	–0.78	8.59

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	10.56%	6.41%	5.13%
Barclays Capital Municipal Bond Index	14.85	5.13	4.78
Citigroup 3-Month Treasury Bill Index	0.39	2.63	2.96

CPI
Consumer Price Index	–1.29%	2.10%	2.61%

In December 2008, the Fed reduced its target for the federal funds rate, a benchmark for the interest rates paid by money market instruments and other very short-term securities, to between 0% and 0.25%. The Fed has said it expects to maintain its target at this level “for an extended period.”

Early losses trump stocks’ recent substantial gains
By blending the distinctive growth strategies of its five advisors—Frontier
Capital Management Co., LLC, Jennison Associates LLC, Kalmar Investment Advisers, Vanguard Quantitative Equity Group, and Wellington Management Company, LLP—Vanguard Morgan Growth Fund aims to outperform the Russell 3000 Growth Index. For the 12 months ended September 30, 2009, the fund was unable to achieve its goal, ending the period about 2 percentage points behind its benchmark.

The fund’s most substantial losses for the period came from the health care sector. The portfolio was hurt by poor stock selection in biotechnology. Biotech companies struggled during the period amid the heightened financial and regulatory uncertainties. Poor stock selection in pharmaceutical stocks also weighed on returns.

Industrial stocks were also among the fund’s worst performers. Industrial conglomerates, machinery companies, and railroads were badly battered during the downturn as manufacturers suffered from shrinking orders and high inventories.

Expense Ratios[1]
Your Fund Compared With Its Peer Group
			Multi-Cap
	Investor	Admiral	Growth Funds
	Shares	Shares	Average
Morgan Growth Fund	0.46%	0.29%	1.41%

The fund expense ratios shown are from the prospectus dated January 27, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended September 30, 2009, the expense ratios were 0.48% for Investor Shares and 0.31% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

Although these stocks have begun to bounce back in recent months, it wasn’t enough to make up for the first half of the fiscal year. Overall, the sector finished the period behind the broad market.

In consumer staples, the fund’s stock selection among companies in the packaged food industry, which included Kellogg (–9%), Nestlé (–8%), and Campbell Soup (–13%), hurt returns relative to the benchmark. Although these companies held up relatively well during the downturn, they were hit hard during the second half of the period as investors favored riskier investments. Poor stock selection in materials, particularly in the chemicals and metals and mining industries, also put a damper on performance.

Despite negative returns, there were a few bright spots for the fund during the 12-month period. The fund got a boost from its information technology holdings, which spiked as corporations seemed ready to resume spending on communications equipment, computer hardware, and computer software.

The portfolio also benefited from strong stock selection in energy and financials. Although the fund posted negative results in both sectors, the fund’s advisors avoided some of these industries’ hardest-hit stocks. This aided returns relative to the index.

Months of volatility took a toll on returns
Vanguard often advises that investors consider the long-term results when evaluating a fund’s performance. The long-

Total Returns
Ten Years Ended September 30, 2009
Average
Annual Return
Morgan Growth Fund Investor Shares	0.51%
Russell 3000 Growth Index	–2.28
Multi-Cap Growth Funds Average[1]	–1.11

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance). Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Derived from data provided by Lipper Inc.

term perspective can nevertheless be distorted, for better or worse, by the most recent short-term results. Morgan Growth Fund’s sizable losses over the past two years have obscured some signs of strength in the longer-term record.

Over the past decade, Morgan Growth Fund Investor Shares have returned 0.51%, on average, per year. Just two years ago, at the end of fiscal 2007, and before long-term performance was hammered by the recent downturn, those shares reported a more palatable ten-year average return of 6.71%, significantly better than the result of the fund’s benchmark index, which returned 3.97% over the same period. Despite recent difficulties, the fund outperformed both its benchmark and the average return of multi-cap growth funds for the ten years ended September 30, 2009.

As I indicated in our semiannual report to you, changes have been made to the fund’s management structure. The fund’s advisory team now includes Frontier Capital Management and Kalmar Investment Advisers, which oversee the assets formerly managed by Franklin Portfolio Associates. The fund’s investment objective remains unchanged. Going forward, we believe that Morgan Growth Fund has the potential to produce competitive returns over the long term, just as it has over substantial periods in its history.

A word on expenses
The fund’s expense ratio has risen over the past fiscal year. The explanation is threefold. First, as the value of fund assets has declined, the fund’s fixed expenses have accounted for a modestly higher percentage of fund assets. Second, the Vanguard funds’ contracts with external advisors typically include breakpoint pricing. As assets rise above a breakpoint threshold, advisory fees are paid at a lower rate. When assets fall, as they have during fiscal 2009, a smaller portion of assets is subject to the lower rate, causing the overall rate to increase.

Finally, Vanguard’s contracts with external advisors generally include an incentive-fee provision that is contingent on the advisors’ performance relative to their benchmarks. This fee structure helps to ensure that the interests of the fund shareholders and advisors remain aligned. Over the past year, the advisory fee increased as the fund’s relative performance improved. The fund’s financial statements include more information about Vanguard Morgan Growth Fund’s incentive fee.

Focus on the long term regardless of market conditions
Although the stock market seems to be on the right path for now, its near-term direction is impossible to forecast with accuracy. Because such uncertainty is forever present in the financial markets, Vanguard encourages investors to maintain a long-term perspective and stay focused on their future goals. Establishing a well-balanced and diversified portfolio that is consistent with your long-term goals and risk tolerance can help you follow these guidelines.

With its low costs and broad diversification among domestic growth stocks, we believe that the Morgan Growth Fund can play an important role in a well-balanced portfolio.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
President and Chief Executive Officer
October 13, 2009

Advisors’ Report

During the fiscal year ended September 30, 2009, the Investor Shares of Vanguard Morgan Growth Fund returned –4.27%, while the Admiral Shares returned –4.09%. Your fund is managed by five independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how portfolio positioning reflects this assessment. These comments were prepared on October 19, 2009.

Vanguard Morgan Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	40	3,046	Traditional methods of stock selection—
Company, LLP			research and analysis—that identify companies
			believed to have above-average growth prospects,
			particularly those in industries undergoing change.
			Focuses on mid- and large-capitalization companies
			with proven records of sales and earnings growth,
			profitability, and cash-flow generation.
Vanguard Quantitative	20	1,462	Employs a quantitative, fundamental management
Equity Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings quality of companies versus their peers.
Jennison Associates LLC	17	1,305	Research-driven, fundamental investment approach
			that relies on in-depth company knowledge gleaned
			through meetings with management, customers,
			and suppliers.
Frontier Capital	10	752	Research-driven, fundamental investment approach
Management Co., LLC			that seeks companies with above-average growth
			prospects, reasonable valuations, and competitive
			advantages.
Kalmar Investment Advisers	10	712	Employs a “growth-with-value” strategy using
			creative, bottom-up research to uncover vigorously
			growing, high-quality businesses whose stocks can
			also be bought inefficiently valued. The strategy has a
			dual objective of strong returns with lower risk.
Cash Investments	3	213	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in stocks.
			Each advisor also may maintain a modest cash position.

Wellington Management Company, LLP

Portfolio Manager:
Paul E. Marrkand, CFA,
Senior Vice President

Our investment results benefited from solid stock selection in the consumer discretionary, financial, industrial, and energy sectors, as well as from our allocation to the information technology sector.

Among holdings that contributed to performance were NetApp and Amazon.com. Shares of NetApp, a network storage equipment manufacturer, rose after the firm walked away from a bidding war with EMC for Data Domain, a provider of de-duplication storage systems. NetApp’s low-cost, unified architecture approach to storage is very attractive and should enable the company to continue to grow market share as IT spending improves.

Amazon.com shares gained as the U.S.-based online retailer continued to expand its customer base, taking share both within e-commerce activity and from storefront retailers. Amazon is poised for future growth as the economy rebounds, based on the company’s high return on capital business model. In addition to adding scale, Amazon should also see growth from its new product offerings, including the number-one e-book reader, Kindle, and the company’s cloud computing service.

Stock selection in materials and health care detracted from results. In materials, shares of Potash Corp. of Saskatchewan declined after the company lowered its earnings guidance owing to weak sales volumes in fourth-quarter 2008—as a result of an excessive supply of potash in the market, which will negatively affect pricing and lower the return on capital. Because of this, we eliminated our position in the stock.

In health care, Eli Lilly shares came under pressure on concerns about the impact of future patent expirations on the company’s long-term growth, as well as near-term pressures due to a slower ramp-up period for a new anticlotting drug.

Earlier in the fiscal year, during a time of extreme volatility and frequent comparisons in the media of the U.S. recession to the Great Depression, we were able to initiate positions in high-quality growth companies such as eBay, Juniper Networks, Amazon.com, EMC, Urban Outfitters, Guess, Morgan Stanley, and State Street. We eliminated our holdings in Hess, XTO Energy, and Nike. At the end of the period, our largest sector positions were in IT, industrials, and consumer discretionary.

Vanguard Quantitative Equity Group

Portfolio Manager:
James P. Stetler, Principal

It has been a roller-coaster year for the Morgan Growth Fund and equity markets in general. The credit crisis that began in 2007 accelerated with the failure of Lehman Brothers in late 2008. Equity markets plunged for the first six months of the fund’s fiscal year by more than 31%, as measured by the Russell 3000 Index. Growth stocks fared a little better than their value counterparts, declining –26.6% versus –35.6% for value companies.

As government rescue and stimulus plans were announced and it became apparent that the financial markets were not going to implode, the second half of the fiscal year witnessed a dramatic snapback. The Russell 3000 Index reversed course and climbed back over 35%, leaving the total return of the U.S. equity market for the 12-month period at –5.8%. Growth stocks outperformed their value counterparts by a margin of over 8%.

Although the worst recession in decades has not been officially declared over, many investment professionals believe it ended during third-quarter 2009. [On October 29, the U.S. Commerce Department reported that the economy grew by 3.5% in the three months ended September 30.] However, many challenges still lie ahead. Rising unemployment, the state of credit markets, and massive government deficits are just a few of the issues that need to be addressed for long-term economic growth to be restored.

In dissecting our portfolio’s performance for the year, our investment process struggled during this period.

We have five components to our company evaluation process: valuation, growth prospects, earnings quality, management decisions, and market sentiment. Valuation measures the price we will pay for a stock’s earnings or cash flow. Our quality score separates cheap stocks that deserve their low valuations because of poor margins from their more profitable peers. Our growth indicator differentiates between companies with low valuations due to poor growth prospects and firms with more attractive prospects. Since actions often speak louder than words, our management decisions model evaluates the decisions corporate managers make to enhance shareholder value. Finally, our market sentiment score measures the market’s overall evaluation of the company’s value.

Our company-ranking process was ineffective during this period, because the market did not reward the metrics we deem important to superior performance: low valuation, balance sheet quality, attractive growth prospects, and positive market sentiment. Some are calling the market recovery a “junk rally,” as companies with the poorest prospects, which had fallen the most during the crisis, rallied the most in the market comeback.

Our stock-selection results were strongest in the utilities sector, led by NRG Energy. Relative performance was also enhanced by Joy Global, Peabody Energy, and Marvell Technology. Our selection results were most disappointing in the health care, financial, and industrial sectors, as companies like Intuitive Surgical, Discover Financial, and Cummins did not perform as expected.

Jennison Associates LLC

Portfolio Manager:
Kathleen A. McCarragher,
Managing Director

We build our portfolio from the bottom up, based on our research of company fundamentals.

During the past six months, technology positions contributed the most to returns, as several holdings posted 30%-plus advances. Apple’s powerful gain was fueled by better-than-expected iPod and iPhone sales. We believe Apple’s creativity and innovation in product design and marketing will continue to drive share gains. Internet search leader Google advanced on solid earnings growth and margin expansion. The company’s continued investment in capacity and in research and development should lead to new streams of revenue through product innovation, new formats, and new technologies.

Stock selection was strong in the consumer discretionary sector, with Amazon.com’s solid earnings reflecting the secular shift toward e-commerce and Amazon’s continued market-share gains. Goldman Sachs, a standout in financials, significantly, benefited from a solid balance sheet and deft navigation of uneven markets. In health care, pharmacy-benefits manager Medco Health Solutions gained on robust retail prescriptions and operating leverage.

Key individual detractors from the fund’s return included Thermo Fisher Scientific, a provider of instruments and services to scientists and manufacturers, which declined on disappointing earnings and revenue, and First Solar, which fell as price discounting by competitors pressured its pricing and margins. We eliminated our positions in both stocks.

We expect the earnings growth of companies held in the portfolio to be spurred by topline growth that is fueled by economic expansion and market-share gains borne of weakened competition and new product introductions. We believe business fundamentals are improving at a greater number of companies, despite what may be an uneven and fitful path to recovery.

Frontier Capital Management Co., LLC

Portfolio Manager:
Stephen Knightly, CFA,
Senior Vice President

For the abbreviated period that we have been part of Morgan Growth Fund’s advisory team, our portion of the portfolio has been under pressure from the market’s wild volatility. The portfolio performed as expected from November 2008 through March 2009 by exceeding the index during a tumultuous decline in the markets. However, the market’s sharp reversal and its embracement of risky assets have challenged the fund’s performance since that time.

Our portion of the portfolio was notably hindered by our selections in financials and health care, both of which penalized relative results. Our performance within financials highlights what hindered our overall outcome: The balance-sheet-distressed financials rallied the most since the spring, while our focus has been on higher-quality asset managers and property and casualty insurers.

Indeed, across most market sectors, our style has been challenged by attributes that are counter to our time-tested process. For example, the market has championed small-cap stocks, low-priced stocks (under $10), low-return-on-equity businesses, companies that don’t earn a profit, and stocks whose ultra-low price/earnings multiples can reflect pressing debt. We are not “chasing” these risky, outperforming attributes, but, instead, are sticking to our well-proven process.

As for health care, we had setbacks in one of our larger holdings, Genzyme, that we expect will recover. In addition, we were not invested in many capital-intensive equipment stocks—including Intuitive Surgical—that had fallen sharply as a reflection of hospitals’ reduced funding capacity, but have subsequently rebounded with an easing of credit concerns.

Kalmar Investment Advisers

Portfolio Manager:
Ford B. Draper, Jr., President and
Chief Investment Officer

In the ten months since Kalmar joined the Morgan Growth Fund’s advisory team, the U.S. stock market underwent a wrenching decline to a bottoming on March 9, followed by a huge, nearly straight-up seven-month rally. In simplest terms, the recovery was triggered and sustained by recognition that the financial crisis would not descend into a Depression, and that the “Great Recession” would bottom out and economic recovery would begin in the second half of the year.

This pronounced swing in sentiment from despair to relief led to massive outperformance by stocks of the smallest, least-profitable, lowest-quality, and most cyclically stretched companies. In such an environment, quality growth company managers like Kalmar have faced daunting challenges. Never mind that our portfolio’s companies gained competitive advantage through the depths of the recession, because of their ability to invest for future growth, while many others were only scraping by.

Given the rapidity of the market’s rise, we appear to be in the “faith part” of the market cycle now. Either the recovery surpasses the prevailing tepid expectations of economists, or a period of consolidation would seem likely. Meanwhile, our portfolio’s companies should continue to generate material, forward progress as businesses. They should grow even more powerfully if the economy is stronger, but far more successfully than most if it does prove to be anemic.

During Kalmar’s brief tenure with Morgan Growth, the largest detractor to returns through September 30 was our health care holdings, with most losses occurring in our first few months. Our original overweighting to health care—because of its apparent ability to better protect in the rapidly plunging economy—became an instant sectoral negative as uncertainty arose over President Barack Obama’s proposed health care system overhaul. In addition, company-specific negative developments also hurt our holdings of Genzyme, Cephalon, and Immucor.

In keeping with our bottom-up growth style, the portfolio’s largest contribution to returns came from a mix of companies from different industries whose revenues and earnings actually grew in line with our positive forecasts despite the sinking economy. These included Cognizant Technology Solutions, Alliance Data Systems, Corrections Corp. of America, Rovi, and Tractor Supply, among others.

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.
The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	294,914,783	9,090,543	97.0%
Charles D. Ellis	294,321,043	9,684,282	96.8%
Emerson U. Fullwood	296,384,060	7,621,266	97.5%
Rajiv L. Gupta	294,808,056	9,197,269	97.0%
Amy Gutmann	296,475,294	7,530,032	97.5%
JoAnn Heffernan Heisen	294,850,271	9,155,054	97.0%
F. William McNabb III	296,235,072	7,770,254	97.4%
André F. Perold	294,721,968	9,283,358	96.9%
Alfred M. Rankin, Jr.	294,676,119	9,329,207	96.9%
Peter F. Volanakis	296,462,815	7,542,511	97.5%

Proposal 2—Update and standardize the funds’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Morgan Growth Fund	For	Abstain	Against	Non-Votes	For
2a	277,993,355	3,844,507	7,973,611	14,193,851	91.4%
2b	277,588,526	4,202,346	8,020,602	14,193,852	91.3%
2c	241,136,054	4,655,596	44,019,824	14,193,852	79.3%
2d	246,640,662	4,556,567	38,614,243	14,193,854	81.1%
2e	272,597,397	3,911,661	13,302,416	14,193,851	89.7%
2f	276,888,030	4,083,553	8,839,894	14,193,848	91.1%
2g	277,891,105	4,077,446	7,842,922	14,193,852	91.4%

Morgan Growth Fund

Fund Profile
As of September 30, 2009

Portfolio Characteristics
	Comparative		Broad
	Fund	Index[1]	Index[2]
Number of Stocks	337	1,885	4,324
Median Market Cap	$19.7B	$30.2B	$29.0B
Price/Earnings Ratio	23.5x	23.4x	27.9x
Price/Book Ratio	3.2x	3.5x	2.1x
Yield[3]		1.5%	1.9%
Investor Shares	0.6%
Admiral Shares	0.8%
Return on Equity	22.5%	22.9%	19.1%
Earnings Growth Rate	18.7%	16.5%	9.6%
Foreign Holdings	5.1%	0.0%	0.0%
Turnover Rate	87%	—	—
Expense Ratio[4]		—	—
Investor Shares	0.46%
Admiral Shares	0.29%
Short-Term Reserves	1.0%	—	—

Sector Diversification (% of equity exposure)
	Comparative		Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary 12.9%		10.8%	10.1%
Consumer Staples	5.9	15.1	9.9
Energy	8.0	4.2	11.0
Financials	6.9	5.3	16.7
Health Care	12.6	17.2	12.9
Industrials	9.5	10.5	10.6
Information Technology	39.4	31.5	18.2
Materials	3.7	3.8	3.9
Telecommunication
Services	0.9	0.7	2.9
Utilities	0.2	0.9	3.8

Volatility Measures[5]
	Fund Versus	Fund Versus
Comparative Index[1]		Broad Index[2]
R-Squared	0.99	0.94
Beta	1.01	0.97

Ten Largest Holdings[6] (% of total net assets)

Cisco Systems Inc.	communications
	equipment	3.1%
Microsoft Corp.	systems software	3.1
Apple Inc.	computer hardware	2.9
Google Inc. Class A	internet software
	and services	2.3
International Business
Machines Corp.	computer hardware	2.2
Oracle Corp.	systems software	1.8
QUALCOMM Inc.	communications
	equipment	1.8
NetApp Inc.	computer storage
	and peripherals	1.8
Goldman Sachs Group Inc.	investment banking
	and brokerage	1.5
Amazon.com Inc.	internet retail	1.2
Top Ten		21.7%

Investment Focus

1 Russell 3000 Growth Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The expense ratios shown are from the prospectus dated January 27, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended September 30, 2009, the expense ratios were 0.48% for Investor Shares and 0.31% for Admiral Shares.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 The holdings listed exclude any temporary cash investments and equity index products.

Morgan Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 1999–September 30, 2009
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended September 30, 2009			of a $10,000
	One Year	Five Years	Ten Years	Investment
Morgan Growth Fund Investor Shares[1]	–4.27%	2.16%	0.51%	$10,517
Dow Jones U.S. Total Stock Market Index	–5.83	1.93	0.94	10,978
Russell 3000 Growth Index	–2.19	1.96	–2.28	7,937
Multi-Cap Growth Funds Average[2]	–3.19	2.04	–1.11	8,942

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
Morgan Growth Fund Admiral Shares	–4.09%	2.33%	0.52%	$104,465
Dow Jones U.S. Total Stock Market Index	–5.83	1.93	1.12	109,788
Russell 3000 Growth Index	–2.19	1.96	–0.99	91,964

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Derived from data provided by Lipper Inc.
3 Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception: May 14, 2001.

Morgan Growth Fund

Fiscal-Year Total Returns (%): September 30, 1999–September 30, 2009

Note: See Financial Highlights tables for dividend and capital gains information.

Morgan Growth Fund

Financial Statements

Statement of Net Assets
As of September 30, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.9%)[1]
Consumer Discretionary (12.5%)
*	Amazon.com Inc.	1,000,192	93,378
	TJX Cos. Inc.	1,544,337	57,372
*	Apollo Group Inc. Class A	710,902	52,372
*	Starbucks Corp.	2,035,439	42,032
	Coach Inc.	1,168,825	38,478
	Abercrombie & Fitch Co.	1,027,383	33,780
	NIKE Inc. Class B	501,470	32,445
	Target Corp.	628,797	29,352
	Walt Disney Co.	965,100	26,502
	Advance Auto Parts Inc.	667,292	26,211
*	Urban Outfitters Inc.	846,604	25,542
*	ITT Educational
	Services Inc.	225,028	24,845
*	Kohl’s Corp.	427,850	24,409
	Best Buy Co. Inc.	614,238	23,046
	Guess? Inc.	621,306	23,013
*	LKQ Corp.	1,199,555	22,240
^	Buckle Inc.	606,748	20,714
	Scripps Networks
	Interactive Inc. Class A	535,729	19,795
*	AutoZone Inc.	124,947	18,270
	American Eagle
	Outfitters Inc.	1,059,450	17,862
*	Dollar Tree Inc.	346,000	16,843
	McDonald’s Corp.	294,300	16,796
	DeVry Inc.	290,910	16,093
	Omnicom Group Inc.	432,100	15,962
	Home Depot Inc.	547,800	14,593
*	Penn National Gaming Inc.	520,200	14,389
*	Bally Technologies Inc.	373,001	14,312
*	Ford Motor Co.	1,977,900	14,261
	Yum! Brands Inc.	355,300	11,995
*	GameStop Corp. Class A	451,520	11,952
*	O’Reilly Automotive Inc.	327,810	11,847
*	Bed Bath & Beyond Inc.	314,400	11,803
	Service Corp.
	International	1,645,300	11,534
*	Tractor Supply Co.	220,820	10,692
	Comcast Corp.	637,734	10,255
	Ross Stores Inc.	201,100	9,606

			Market
			Value•
		Shares	($000)
	Gentex Corp.	610,160	8,634
	Family Dollar Stores Inc.	312,400	8,247
	Comcast Corp. Class A	468,525	7,913
	Darden Restaurants Inc.	209,480	7,150
	DR Horton Inc.	505,100	5,763
	Harman International
	Industries Inc.	166,900	5,655
*	DISH Network Corp.
	Class A	249,900	4,813
*	WMS Industries Inc.	96,900	4,318
	Nordstrom Inc.	126,465	3,862
	McGraw-Hill Cos. Inc.	150,900	3,794
*	Discovery
	Communications Inc.
	Class A	130,030	3,757
	Gap Inc.	125,300	2,681
	H&R Block Inc.	120,400	2,213
	Lowe’s Cos. Inc.	93,300	1,954
*	DIRECTV Group Inc.	41,200	1,136
*	NVR Inc.	700	446
*	priceline.com Inc.	1,500	249
			937,176
Consumer Staples (5.5%)
	Philip Morris
	International Inc.	1,517,727	73,974
	Colgate-Palmolive Co.	601,000	45,844
	Wal-Mart Stores Inc.	849,300	41,692
	PepsiCo Inc.	692,800	40,640
	Cadbury PLC ADR	517,400	26,496
	Costco Wholesale Corp.	455,300	25,706
	Procter & Gamble Co.	420,936	24,381
	CVS Caremark Corp.	472,810	16,898
	Unilever PLC ADR	571,100	16,379
*	Central European
	Distribution Corp.	466,300	15,276
	Avon Products Inc.	436,600	14,827
	Kellogg Co.	185,100	9,113
	Coca-Cola Enterprises Inc.	363,400	7,780
	Bunge Ltd.	98,900	6,192
	Alberto-Culver Co. Class B	223,400	6,184
	Sara Lee Corp.	546,700	6,090
	General Mills Inc.	86,900	5,595

Morgan Growth Fund

			Market
			Value•
		Shares	($000)
	Clorox Co.	91,400	5,376
	Campbell Soup Co.	154,600	5,043
*	Dr Pepper
	Snapple \Group Inc.	163,600	4,704
	Coca-Cola Co.	73,078	3,924
	Walgreen Co.	82,600	3,095
	Mead Johnson
	Nutrition Co. Class A	55,400	2,499
	Archer-Daniels-Midland Co.	54,967	1,606
			409,314
Energy (7.6%)
	Occidental
	Petroleum Corp.	1,170,952	91,803
	Diamond Offshore
	Drilling Inc.	441,639	42,185
	Baker Hughes Inc.	965,885	41,205
	Smith International Inc.	1,310,321	37,606
*	Weatherford
	International Ltd.	1,689,490	35,023
	Noble Energy Inc.	467,386	30,829
*	Southwestern Energy Co.	687,980	29,363
*	Oceaneering
	International Inc.	484,985	27,523
	Schlumberger Ltd.	442,500	26,373
*	Transocean Ltd.	302,729	25,892
	Petroleo Brasileiro SA ADR	491,300	22,551
*	Continental Resources Inc.	455,900	17,858
*	Cameron
	International Corp.	334,900	12,666
*	Ultra Petroleum Corp.	255,500	12,509
*	PetroHawk Energy Corp.	483,980	11,717
*	National Oilwell Varco Inc.	259,900	11,209
	Peabody Energy Corp.	270,500	10,068
*	Pride International Inc.	287,700	8,758
	Murphy Oil Corp.	149,900	8,630
	Noble Corp.	217,800	8,268
	Core Laboratories NV	73,920	7,620
	ENSCO International Inc.	173,951	7,400
	XTO Energy Inc.	166,050	6,861
*,^	InterOil Corp.	173,900	6,831
	Tidewater Inc.	117,700	5,543
*	Denbury Resources Inc.	358,200	5,420
	Consol Energy Inc.	90,700	4,091
*	FMC Technologies Inc.	78,300	4,090
	Cabot Oil & Gas Corp.	109,400	3,911
	Frontier Oil Corp.	209,000	2,909
	Helmerich & Payne Inc.	39,400	1,557
			568,269
Exchange-Traded Fund (0.7%)
^,2	Vanguard Growth ETF	1,044,900	51,493

Financials (6.5%)
	Goldman Sachs Group Inc.	601,835	110,948
	Itau Unibanco
	Holding SA ADR	1,896,823	38,221
	Wells Fargo & Co.	1,163,326	32,783
	State Street Corp.	557,782	29,339
	Bank of America Corp.	1,618,309	27,382

			Market
			Value•
		Shares	($000)
	Lincoln National Corp.	1,033,272	26,772
	JPMorgan Chase & Co.	591,700	25,928
	Franklin Resources Inc.	205,900	20,714
	Morgan Stanley	642,055	19,827
	Raymond James
	Financial Inc.	696,600	16,217
	Northern Trust Corp.	233,100	13,557
	SEI Investments Co.	661,780	13,024
*	Affiliated Managers
	Group Inc.	196,400	12,768
	Everest Re Group Ltd.	144,000	12,629
	Invesco Ltd.	446,300	10,158
	T Rowe Price Group Inc.	189,900	8,678
	Aflac Inc.	200,100	8,552
	Hudson City Bancorp Inc.	579,500	7,620
*	TD Ameritrade
	Holding Corp.	373,600	7,330
	Annaly Capital
	Management Inc.	398,200	7,223
	Principal Financial
	Group Inc.	226,300	6,198
	Charles Schwab Corp.	305,055	5,842
	BlackRock Inc.	21,800	4,727
	US Bancorp	191,000	4,175
	Legg Mason Inc.	131,700	4,087
*	Berkshire Hathaway Inc.
	Class B	1,019	3,386
*	St Joe Co.	66,700	1,942
	Public Storage	17,500	1,317
*	Jefferies Group Inc.	46,100	1,255
			482,599
Health Care (12.1%)
*	Medco Health
	Solutions Inc.	1,105,200	61,129
	Baxter International Inc.	918,072	52,339
*	Gilead Sciences Inc.	1,118,500	52,100
	Eli Lilly & Co.	1,489,793	49,208
	Medtronic Inc.	1,196,862	44,045
	Teva Pharmaceutical
	Industries Ltd. ADR	837,600	42,349
	Abbott Laboratories	822,330	40,681
*	Mylan Inc.	2,153,700	34,481
	Alcon Inc.	244,000	33,835
	Roche Holding AG ADR	781,300	31,693
	CR Bard Inc.	355,761	27,966
*	Celgene Corp.	495,200	27,682
*	Amgen Inc.	431,200	25,971
	Johnson & Johnson	383,600	23,357
	AstraZeneca PLC ADR	417,773	18,779
*	Psychiatric Solutions Inc.	639,968	17,126
*	Express Scripts Inc.	216,270	16,778
*	Vertex Pharmaceuticals Inc.	435,800	16,517
*	Varian Medical Systems Inc.	391,696	16,502
*,^	QIAGEN NV	732,000	15,577
*	ResMed Inc.	313,600	14,175
*	Hospira Inc.	303,407	13,532
*	Covance Inc.	244,800	13,256

Morgan Growth Fund

			Market
			Value•
		Shares	($000)
*	Thermo Fisher
	Scientific Inc.	293,400	12,813
*	Life Technologies Corp.	267,887	12,470
	Beckman Coulter Inc.	172,400	11,885
*	Biogen Idec Inc.	202,800	10,245
	Cooper Cos. Inc.	337,280	10,027
	UnitedHealth Group Inc.	389,200	9,746
*	Intuitive Surgical Inc.	35,160	9,221
	Schering-Plough Corp.	324,720	9,173
	Quest Diagnostics Inc.	175,400	9,154
*	VCA Antech Inc.	334,200	8,987
	McKesson Corp.	147,800	8,802
*	Cephalon Inc.	150,280	8,752
*	Patterson Cos. Inc.	319,900	8,717
*	Idexx Laboratories Inc.	174,000	8,700
*	Watson
	Pharmaceuticals Inc.	200,200	7,335
*	ICON PLC ADR	288,560	7,067
*	Laboratory Corp. of
	America Holdings	101,700	6,682
*	Edwards Lifesciences Corp.	87,500	6,117
*	St Jude Medical Inc.	156,800	6,117
*	DaVita Inc.	107,700	6,100
*	Lincare Holdings Inc.	188,300	5,884
*	Genzyme Corp.	101,393	5,752
*	Catalyst Health
	Solutions Inc.	169,263	4,934
*	Amylin
	Pharmaceuticals Inc.	344,200	4,712
*	Millipore Corp.	65,317	4,594
	Techne Corp.	64,200	4,016
*	Eclipsys Corp.	191,500	3,696
*	Warner Chilcott PLC
	Class A	163,100	3,526
*	Myriad Genetics Inc.	125,200	3,430
			907,732
Industrials (9.1%)
	Caterpillar Inc.	1,327,516	68,141
	Joy Global Inc.	973,484	47,642
	Dover Corp.	1,060,045	41,087
	Fluor Corp.	783,427	39,837
	Raytheon Co.	789,009	37,849
	Emerson Electric Co.	893,699	35,819
	Illinois Tool Works Inc.	788,001	33,655
	Cummins Inc.	727,201	32,586
	Boeing Co.	534,133	28,923
	Parker Hannifin Corp.	438,882	22,752
	AMETEK Inc.	511,894	17,870
	CH Robinson
	Worldwide Inc.	290,630	16,784
*	Corrections Corp.
	of America	705,600	15,982
	Pall Corp.	485,952	15,687
	Lockheed Martin Corp.	185,700	14,499
	Fastenal Co.	372,350	14,410
	Union Pacific Corp.	229,200	13,374
	United Parcel Service Inc.
	Class B	233,200	13,169

			Market
			Value•
		Shares	($000)
*	Aecom Technology Corp.	441,300	11,977
^	Ritchie Bros
	Auctioneers Inc.	477,975	11,729
	Republic Services Inc.
	Class A	410,600	10,910
*	IHS Inc. Class A	205,350	10,500
	Expeditors International
	of Washington Inc.	273,400	9,610
*	McDermott
	International Inc.	375,300	9,484
*	Foster Wheeler AG	289,740	9,246
*	Stericycle Inc.	186,900	9,055
	MSC Industrial Direct Co.
	Class A	172,800	7,531
	Goodrich Corp.	137,300	7,461
	AO Smith Corp.	183,839	7,004
	ITT Corp.	130,200	6,790
	Flowserve Corp.	63,900	6,297
	Chicago Bridge &
	Iron Co. NV	333,100	6,222
*	HUB Group Inc. Class A	266,862	6,098
	Burlington Northern
	Santa Fe Corp.	69,500	5,548
*	Navistar International Corp.	128,547	4,810
	Ingersoll-Rand PLC	147,070	4,511
	Precision Castparts Corp.	36,700	3,739
*	Hertz Global Holdings Inc.	335,600	3,635
	Dun & Bradstreet Corp.	41,480	3,124
	Honeywell International Inc.	79,000	2,935
*	Shaw Group Inc.	90,600	2,907
	L-3 Communications
	Holdings Inc.	32,300	2,594
*	Jacobs Engineering
	Group Inc.	54,900	2,523
	Pitney Bowes Inc.	81,700	2,030
	United Technologies Corp.	31,600	1,925
*	Alliant Techsystems Inc.	22,000	1,713
*	Iron Mountain Inc.	19,600	523
			682,497
Information Technology (38.5%)
*	Cisco Systems Inc.	9,978,121	234,885
	Microsoft Corp.	8,970,096	232,236
*	Apple Inc.	1,189,873	220,567
*	Google Inc. Class A	354,757	175,906
	International Business
	Machines Corp.	1,367,959	163,622
	Oracle Corp.	6,485,949	135,167
	QUALCOMM Inc.	2,927,329	131,671
*	NetApp Inc.	4,913,968	131,105
	Hewlett-Packard Co.	1,518,600	71,693
	Altera Corp.	3,382,220	69,369
*	EMC Corp.	3,954,207	67,380
	Intel Corp.	3,208,438	62,789
*	QLogic Corp.	3,480,777	59,869
	Xilinx Inc.	2,229,658	52,219
*	Juniper Networks Inc.	1,797,553	48,570
	Texas Instruments Inc.	1,994,056	47,239
*	BMC Software Inc.	1,255,352	47,113

Morgan Growth Fund

			Market
			Value•
		Shares	($000)
	Visa Inc. Class A	672,286	46,462
	Mastercard Inc. Class A	199,090	40,246
*	Cognizant Technology
	Solutions Corp. Class A	1,031,830	39,891
*	Sohu.com Inc.	479,191	32,959
	Analog Devices Inc.	1,108,341	30,568
*	eBay Inc.	1,286,652	30,378
	Western Union Co.	1,587,368	30,033
*	Adobe Systems Inc.	890,100	29,409
*	Check Point
	Software Technologies	964,555	27,345
*	Activision Blizzard Inc.	2,149,290	26,630
*,^	Alliance Data
	Systems Corp.	426,230	26,034
*	Emulex Corp.	2,416,496	24,866
*	Hewitt Associates Inc.
	Class A	666,887	24,295
*	Teradata Corp.	876,909	24,133
*	Agilent Technologies Inc.	814,300	22,662
*	Western Digital Corp.	572,600	20,917
*	Riverbed Technology Inc.	936,252	20,560
*	Equinix Inc.	210,900	19,403
	Intersil Corp. Class A	1,207,585	18,488
*	Marvell Technology
	Group Ltd.	1,132,000	18,327
*	Microsemi Corp.	1,088,400	17,186
*	Netease.com ADR	370,012	16,902
*	Skyworks Solutions Inc.	1,244,300	16,474
*	Dell Inc.	1,054,498	16,092
	Amphenol Corp. Class A	422,600	15,924
*	Baidu Inc. ADR	39,800	15,564
*,^	Shanda Interactive
	Entertainment Ltd. ADR	298,145	15,265
*	Longtop Financial
	Technologies Ltd. ADR	515,728	14,678
	Automatic Data
	Processing Inc.	337,600	13,268
*	McAfee Inc.	285,400	12,498
*	F5 Networks Inc.	307,500	12,186
*	CommScope Inc.	400,700	11,993
	Fidelity National
	Information Services Inc.	424,980	10,841
*	NeuStar Inc. Class A	465,750	10,526
*	Broadcom Corp. Class A	306,200	9,397
*	Rovi Corp.	266,020	8,938
	Motorola Inc.	1,026,012	8,813
*	Sybase Inc.	225,100	8,756
	Applied Materials Inc.	653,160	8,752
	Tyco Electronics Ltd.	386,888	8,620
*	Amdocs Ltd.	314,700	8,459
*	Tellabs Inc.	1,147,840	7,943
*	Nuance
	Communications Inc.	516,040	7,720
^	Giant Interactive
	Group Inc. ADR	1,009,249	7,640
*	FLIR Systems Inc.	271,900	7,605
*	ANSYS Inc.	197,700	7,408

			Market
			Value•
		Shares	($000)
*	Concur Technologies Inc.	183,700	7,304
	CA Inc.	328,000	7,213
	Jabil Circuit Inc.	528,363	7,085
*	Symantec Corp.	406,900	6,702
*	Intuit Inc.	217,000	6,184
	Adtran Inc.	249,500	6,125
	Seagate Technology	401,200	6,102
	Factset Research
	Systems Inc.	78,100	5,173
*	Polycom Inc.	190,420	5,094
	Linear Technology Corp.	183,900	5,081
	Global Payments Inc.	83,900	3,918
	Broadridge Financial
	Solutions Inc.	178,400	3,586
*	Accenture PLC Class A	76,844	2,864
*	ON Semiconductor Corp.	341,300	2,816
*	Dolby Laboratories Inc.
	Class A	59,400	2,268
*	Affiliated Computer
	Services Inc. Class A	26,400	1,430
*	NCR Corp.	76,700	1,060
			2,884,459
Materials (3.5%)
	Nucor Corp.	960,784	45,166
	Monsanto Co.	321,357	24,873
	Celanese Corp. Class A	965,300	24,133
*	Crown Holdings Inc.	832,000	22,630
	Albemarle Corp.	643,500	22,265
	FMC Corp.	388,192	21,836
	Praxair Inc.	251,000	20,504
	Airgas Inc.	395,650	19,138
	Newmont Mining Corp.	332,100	14,619
	Barrick Gold Corp.	380,572	14,424
	Freeport-McMoRan
	Copper & Gold Inc.	157,600	10,813
	Mosaic Co.	170,679	8,205
*	Owens-Illinois Inc.	177,800	6,561
	Ecolab Inc.	115,400	5,335
*	Pactiv Corp.	107,000	2,787
	CF Industries Holdings Inc.	9,200	793
			264,082
Telecommunication Services (0.8%)
*	American Tower Corp.
	Class A	1,230,400	44,787
	Brasil Telecom SA ADR	485,428	12,776
*	MetroPCS
	Communications Inc.	159,120	1,489
			59,052
Utilities (0.1%)
*	AES Corp.	483,700	7,168
*	NRG Energy Inc.	108,000	3,045
			10,213
Total Common Stocks
(Cost $6,294,267)			7,256,886

Morgan Growth Fund

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (4.1%)[1]
Money Market Fund (3.6%)
3,4	Vanguard Market
	Liquidity Fund,
	0.267%	267,697,208	267,697

		Face
		Amount
		($000)
Repurchase Agreement (0.1%)
	Banc of America
	Securities, LLC
	0.060%, 10/1/09
	(Dated 9/30/09,
	Repurchase Value
	$9,300,000, collateralized
	by Federal National
	Mortgage Assn. 5.500%,
	3/1/35)	9,300	9,300

U.S. Government and Agency Obligations (0.4%)
5,6	Federal Home Loan Bank
	Discount Notes 0.220%,
	3/26/10	15,000	14,986
5,6	Federal Home Loan Bank
	Discount Notes
	0.275%, 2/19/10	8,000	7,995
5,6	Freddie Mac Discount Notes
	0.260%, 12/22/09	5,000	4,999
5,6	Freddie Mac Discount Notes
	0.220%, 03/22/10	2,000	1,998
			29,978
Total Temporary Cash Investments
(Cost $306,967)			306,975

Market
Value•
($000)
Total Investments (101.0%)
(Cost $6,601,234)	7,563,861
Other Assets and Liabilities (–1.0%)
Other Assets	101,293
Liabilities[4]	(175,171)
(73,878)
Net Assets (100%)	7,489,983

At September 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	8,889,819
Undistributed Net Investment Income	27,851
Accumulated Net Realized Losses	(2,395,994)
Unrealized Appreciation (Depreciation)
Investment Securities	962,627
Futures Contracts	5,673
Foreign Currencies	7
Net Assets	7,489,983

Investor Shares—Net Assets
Applicable to 365,935,186 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,239,183
Net Asset Value Per Share—
Investor Shares	$14.32

Admiral Shares—Net Assets
Applicable to 50,676,215 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,250,800
Net Asset Value Per Share—
Admiral Shares	$44.42

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $65,964,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.1% and 1.9%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $68,512,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
6 Securities with a value of $29,978,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Statement of Operations

Year Ended
September 30, 2009
($000)
Investment Income
Income
Dividends[1,2]	84,646
Interest[2]	2,353
Security Lending	2,257
Total Income	89,256
Expenses
Investment Advisory Fees—Note B
Basic Fee	9,308
Performance Adjustment	1,224
The Vanguard Group—Note C
Management and Administrative—Investor Shares	11,975
Management and Administrative—Admiral Shares	2,106
Marketing and Distribution—Investor Shares	1,335
Marketing and Distribution—Admiral Shares	659
Custodian Fees	113
Auditing Fees	27
Shareholders’ Reports and Proxies—Investor Shares	320
Shareholders’ Reports and Proxies—Admiral Shares	59
Trustees’ Fees and Expenses	14
Total Expenses	27,140
Expenses Paid Indirectly	(451)
Net Expenses	26,689
Net Investment Income	62,567
Realized Net Gain (Loss)
Investment Securities Sold[2]	(1,929,343)
Futures Contracts	(65,841)
Foreign Currencies	(209)
Realized Net Gain (Loss)	(1,995,393)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,565,926
Futures Contracts	25,969
Foreign Currencies	(6)
Change in Unrealized Appreciation (Depreciation)	1,591,889
Net Increase (Decrease) in Net Assets Resulting from Operations	(340,937)

1 Dividends are net of foreign withholding taxes of $496,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $630,000, $1,922,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	62,567	78,392
Realized Net Gain (Loss)	(1,995,393)	(302,261)
Change in Unrealized Appreciation (Depreciation)	1,591,889	(2,160,476)
Net Increase (Decrease) in Net Assets Resulting from Operations	(340,937)	(2,384,345)
Distributions
Net Investment Income
Investor Shares	(50,414)	(54,791)
Admiral Shares	(27,239)	(27,586)
Realized Capital Gain[1]
Investor Shares	—	(426,117)
Admiral Shares	—	(181,607)
Total Distributions	(77,653)	(690,101)
Capital Share Transactions
Investor Shares	96,224	949,252
Admiral Shares	(117,934)	782,658
Net Increase (Decrease) from Capital Share Transactions	(21,710)	1,731,910
Total Increase (Decrease)	(440,300)	(1,342,536)
Net Assets
Beginning of Period	7,930,283	9,272,819
End of Period[2]	7,489,983	7,930,283

1 Includes fiscal 2008 short-term gain distributions totaling $172,806,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $27,851,000 and $43,146,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$15.15	$21.45	$18.34	$17.04	$14.77
Investment Operations
Net Investment Income	.114	.148	.207	.165	.129
Net Realized and Unrealized Gain (Loss)
on Investments	(.804)	(4.912)	3.604	1.230	2.246
Total from Investment Operations	(.690)	(4.764)	3.811	1.395	2.375
Distributions
Dividends from Net Investment Income	(.140)	(.175)	(.204)	(.095)	(.105)
Distributions from Realized Capital Gains	—	(1.361)	(.497)	—	—
Total Distributions	(.140)	(1.536)	(.701)	(.095)	(.105)
Net Asset Value, End of Period	$14.32	$15.15	$21.45	$18.34	$17.04

Total Return[1]	–4.27%	–23.70%	21.24%	8.20%	16.12%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,239	$5,418	$6,590	$5,171	$4,539
Ratio of Total Expenses to
Average Net Assets[2]	0.48%	0.38%	0.37%	0.42%	0.41%
Ratio of Net Investment Income to
Average Net Assets	0.94%	0.80%	1.06%	0.95%	0.82%
Portfolio Turnover Rate	87%	88%	79%	90%	88%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.00%, 0.00%, 0.02%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$47.03	$66.58	$56.94	$52.91	$45.84
Investment Operations
Net Investment Income	.414	.555	.742	.620	.500
Net Realized and Unrealized Gain (Loss)
on Investments	(2.502)	(15.244)	11.184	3.808	6.956
Total from Investment Operations	(2.088)	(14.689)	11.926	4.428	7.456
Distributions
Dividends from Net Investment Income	(.522)	(.641)	(.745)	(.398)	(.386)
Distributions from Realized Capital Gains	—	(4.220)	(1.541)	—	—
Total Distributions	(.522)	(4.861)	(2.286)	(.398)	(.386)
Net Asset Value, End of Period	$44.42	$47.03	$66.58	$56.94	$52.91

Total Return	–4.09%	–23.57%	21.43%	8.39%	16.32%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,251	$2,512	$2,683	$1,691	$1,110
Ratio of Total Expenses to
Average Net Assets[1]	0.31%	0.21%	0.21%	0.23%	0.24%
Ratio of Net Investment Income to
Average Net Assets	1.11%	0.97%	1.22%	1.14%	0.96%
Portfolio Turnover Rate	87%	88%	79%	90%	88%
1 Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.00%, 0.00%, 0.02%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Notes to Financial Statements

Vanguard Morgan Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

Morgan Growth Fund

4. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, Jennison Associates LLC, Frontier Capital Management Co., LLC, and Kalmar Investment Advisers each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company, LLP, is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 3000 Growth Index.

The basic fee of Jennison Associates LLC is subject to quarterly adjustments based on performance since March 31, 2007, relative to the Russell 1000 Growth Index. In accordance with the advisory contracts entered into with Frontier Capital Management Co., LLC, and Kalmar Investment Advisers in November 2008, beginning October 1, 2009, the investment advisory fees will be subject to quarterly adjustments based on performance since December 31, 2008, relative to the Russell Midcap Growth Index. Until November 2008, a portion of the fund was managed by Franklin Portfolio Associates, LLC. The basic fee paid to Franklin Portfolio Associates, LLC, was subject to quarterly adjustments based on performance for the preceding three years relative to the Russell Midcap Growth Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $676,000 for the year ended September 30, 2009.

Morgan Growth Fund

For the year ended September 30, 2009, the aggregate investment advisory fee represented an effective annual basic rate of 0.15% of the fund’s average net assets, before an increase of $1,224,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2009, the fund had contributed capital of $1,568,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.63% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended September 30, 2009, these arrangements reduced the fund’s management and administrative expenses by $450,000 and custodian fees by $1,000. The total expense reduction represented an effective annual rate of 0.01% of the fund’s average net assets.

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of September 30, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	7,256,886	—	—
Temporary Cash Investments	267,697	39,278	—
Futures Contracts—Liabilities[1]	(314)	—	—
Total	7,524,269	39,278	—

1 Represents variation margin on the last day of the reporting period.

Morgan Growth Fund

F. At September 30, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
S&P 500 Index	December 2009	610	160,567	5,681
E-mini S&P 500 Index	December 2009	34	1,790	(8)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2009, the fund realized net foreign currency losses of $209,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at September 30, 2009, the fund had $41,768,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $879,082,000 to offset future net capital gains through September 30, 2017. In addition, the fund realized losses of $1,504,330,000 during the period from November 1, 2008, through September 30, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At September 30, 2009, the cost of investment securities for tax purposes was $6,607,843,000. Net unrealized appreciation of investment securities for tax purposes was $956,018,000, consisting of unrealized gains of $1,204,453,000 on securities that had risen in value since their purchase and $248,435,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended September 30, 2009, the fund purchased $5,547,236,000 of investment securities and sold $5,393,105,000 of investment securities, other than temporary cash investments.

Morgan Growth Fund

I. Capital share transactions for each class of shares were:
			Year Ended September 30,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	838,795	70,793	1,538,894	82,992
Issued in Lieu of Cash Distributions	48,928	4,472	469,940	24,566
Redeemed	(791,499)	(67,053)	(1,059,582)	(57,122)
Net Increase (Decrease)—Investor Shares	96,224	8,212	949,252	50,436
Admiral Shares
Issued	371,510	10,237	1,043,087	17,859
Issued in Lieu of Cash Distributions	22,380	660	176,658	2,979
Redeemed	(511,824)	(13,638)	(437,087)	(7,717)
Net Increase (Decrease)—Admiral Shares	(117,934)	(2,741)	782,658	13,121

J. In preparing the financial statements as of September 30, 2009, management considered the impact of subsequent events occurring through November 10, 2009, for potential recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees and Shareholders of Vanguard Morgan Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Morgan Growth Fund (the “Fund”) at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodians and brokers, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 10, 2009

Special 2009 tax information (unaudited) for Vanguard Morgan Growth Fund
This information for the fiscal year ended September 30, 2009, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $77,653,000 of qualified dividend income to shareholders during the fiscal year.
For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any)
qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2009. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Morgan Growth Fund Investor Shares[1]
Periods Ended September 30, 2009
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	–4.27%	2.16%	0.51%
Returns After Taxes on Distributions	–4.45	1.66	–0.49
Returns After Taxes on Distributions and Sale of Fund Shares	–2.62	1.84	0.12

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Morgan Growth Fund	3/31/2009	9/30/2009	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,325.93	$2.80
Admiral Shares	1,000.00	1,327.16	1.81
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.66	$2.43
Admiral Shares	1,000.00	1,023.51	1.57

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.48% for Investor Shares and 0.31% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 156 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustees	Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
John J. Brennan[1]	Occupation(s) During the Past Five Years: Executive
Born 1954. Trustee Since May 1987. Chairman of	Chief Staff and Marketing Officer for North America
the Board. Principal Occupation(s) During the Past	and Corporate Vice President (retired 2008) of Xerox
Five Years: Chairman of the Board and Director/Trustee	Corporation (photocopiers and printers); Director of
of The Vanguard Group, Inc., and of each of the	SPX Corporation (multi-industry manufacturing), the
investment companies served by The Vanguard Group;	United Way of Rochester, the Boy Scouts of America,
Chief Executive Officer (1996–2008) and President	Amerigroup Corporation (direct health and medical
(1989–2008) of The Vanguard Group and of each of the	insurance carriers), and Monroe Community College
investment companies served by The Vanguard Group;	Foundation.
Chairman of the Financial Accounting Foundation;
Governor of the Financial Industry Regulatory Authority	Rajiv L. Gupta
(FINRA); Director of United Way of Southeastern	Born 1945. Trustee Since December 2001.[2] Principal
Pennsylvania.	Occupation(s) During the Past Five Years: Chairman
and Chief Executive Officer (retired 2009) and President
F. William McNabb III[1]	(2006–2008) of Rohm and Haas Co. (chemicals); Board
Born 1957. Trustee Since July 2009. Principal	Member of American Chemistry Council; Director of
Occupation(s) During the Past Five Years: Director of	Tyco International, Ltd. (diversified manufacturing and
The Vanguard Group, Inc., since 2008; Chief Executive	services) and Hewlett-Packard Co. (electronic computer
Officer and President of The Vanguard Group and of	manufacturing); Trustee of The Conference Board.
each of the investment companies served by The
Vanguard Group since 2008; Director of Vanguard	Amy Gutmann
Marketing Corporation; Managing Director of The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group (1995–2008).	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Independent Trustees	of Arts and Sciences with secondary appointments
at the Annenberg School for Communication and the
Charles D. Ellis	Graduate School of Education of the University of
Born 1937. Trustee Since January 2001. Principal	Pennsylvania; Director of Carnegie Corporation of
Occupation(s) During the Past Five Years: Applecore	New York, Schuylkill River Development Corporation,
Partners (pro bono ventures in education); Senior	and Greater Philadelphia Chamber of Commerce;
Advisor to Greenwich Associates (international business	Trustee of the National Constitution Center.
strategy consulting); Successor Trustee of Yale University;
Overseer of the Stern School of Business at New York
University; Trustee of the Whitehead Institute for
Biomedical Research.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins[1]
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute.

Kathryn J. Hyatt[1]
André F. Perold	Born 1955. Treasurer Since November 2008. Principal
Born 1952. Trustee Since December 2004. Principal	Occupation(s) During the Past Five Years: Principal of
Occupation(s) During the Past Five Years: George Gund	The Vanguard Group, Inc.; Treasurer of each of the
Professor of Finance and Banking, Harvard Business	investment companies served by The Vanguard
School; Chairman of UNX, Inc. (equities trading firm);	Group since 2008; Assistant Treasurer of each of the
Chair of the Investment Committee of HighVista	investment companies served by The Vanguard Group
Strategies LLC (private investment firm).	(1988–2008).

Alfred M. Rankin, Jr.	Heidi Stam[1]
Born 1941. Trustee Since January 1993. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: Chairman,	Occupation(s) During the Past Five Years: Managing
President, and Chief Executive Officer of NACCO	Director of The Vanguard Group, Inc., since 2006;
Industries, Inc. (forklift trucks/housewares/lignite);	General Counsel of The Vanguard Group since 2005;
Director of Goodrich Corporation (industrial products/	Secretary of The Vanguard Group and of each of the
aircraft systems and services); Deputy Chairman of	investment companies served by The Vanguard Group
the Federal Reserve Bank of Cleveland.	since 2005; Director and Senior Vice President of
Vanguard Marketing Corporation since 2005; Principal
Peter F. Volanakis	of The Vanguard Group (1997–2006).
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Vanguard Senior Management Team
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005); Director	R. Gregory Barton	Michael S. Miller
of Corning Incorporated and Dow Corning; Trustee of	Mortimer J. Buckley	James M. Norris
the Corning Incorporated Foundation and the Corning	Kathleen C. Gubanich	Glenn W. Reed
Museum of Glass; Overseer of the Amos Tuck School	Paul A. Heller	George U. Sauter
of Business Administration at Dartmouth College.

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739
You can obtain a free copy of Vanguard’s proxy voting
Institutional Investor Services > 800-523-1036
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-952-3335	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
This material may be used in conjunction
the 12 months ended June 30. To get the report, visit
with the offering of shares of any Vanguard	either www.vanguard.com or www.sec.gov.
fund only if preceded or accompanied by
the fund’s current prospectus.	You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
CFA® is a trademark owned by CFA Institute.	To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q260 112009

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2009: $27,000

Fiscal Year Ended September 30, 2008: $26,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2009: $3,354,640

Fiscal Year Ended September 30, 2008: $3,055,590

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2009: $876,210

Fiscal Year Ended September 30, 2008: $626,240

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended September 30, 2009: $423,070

Fiscal Year Ended September 30, 2008: $230,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended September 30, 2009: $0

Fiscal Year Ended September 30, 2008: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the

Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2009: $423,070 Fiscal Year Ended September 30, 2008: $230,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.

(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MORGAN GROWTH FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MORGAN GROWTH FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: November 20, 2009

VANGUARD MORGAN GROWTH FUND

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: November 20, 2009

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on July 24, 2009, see file Number 2-88373, and a Power of Attorney filed on October 16, 2009, see File Number 2-52698, both Incorporated by Reference.